COMMITMENT INCREASE AGREEMENT
This Commitment Increase Agreement (this “Agreement”), dated as of September 15, 2016 (effective as provided herein), is entered into among BG STAFFING, INC., a Delaware corporation (the “Borrower”), the lender listed on the signature pages hereof as Lender (the “Lender”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swing Line Lender (the “Administrative Agent”).
BACKGROUND
A.The Borrower, the Lender and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 21, 2015 (the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings given them in the Credit Agreement).
B.    Pursuant to Section 2.8 of the Credit Agreement, the Borrower has requested an increase in the Commitment of the Lender to $35,000,000. Such increase in such Commitment is to become effective on the date that the conditions to effectiveness set forth in Section 4 of this Agreement are satisfied (the “Increase Effective Date”).
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lender and the Administrative Agent covenant and agree as follows:
1.    COMMITMENT INCREASE. On the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement, the Lender agrees to increase its Commitment to $35,000,000.
2.    SCHEDULE 2.1. As of the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement, (a) Schedule 2.1 to the Credit Agreement shall be replaced by the form of Schedule 2.1 to this Agreement and (b) the Commitment and Applicable Percentage of the Lender shall be in the amount and percentage set forth on such Schedule 2.1.
3.    REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and after giving effect to the increase in the Commitment provided for in this Agreement:
(a)    (i) the Borrower has full power and authority to execute and deliver this Agreement and the Revolving Credit Note payable to the Lender in the amount of its Commitment as increased by this Agreement (collectively, the “Replacement Note”; which Replacement Note will be issued in substitution of, and replacement for, the Revolving Credit Note issued on the Closing Date and in substantially the form thereof), (ii) this Agreement and the Replacement Note have been duly executed and delivered by the Borrower and (iii) this Agreement, the Replacement Note, and the Credit Agreement, as modified hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);
(b)    neither the execution, delivery and performance of this Agreement, the Replacement Note or the Credit Agreement, as modified hereby, nor the consummation of any transactions contemplated herein or therein, will violate or contravene any Law or conflict with any Organization Documents of the Borrower, or any document evidencing any agreement to which the Borrower is a party, or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its Property is subject; and
(c)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower, of this Agreement or the Replacement Note.
4.    CONDITIONS TO EFFECTIVENESS. This Agreement shall be effective as of the date of the satisfaction or completion of the following:
(a)    the Administrative Agent shall have received counterparts of this Agreement executed by the Lender;
(b)    the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower;
(c)    the Administrative Agent shall have received from the Borrower the duly executed Replacement Note; and
(d)    the Administrative Agent shall have received the certificate of the Borrower required by Section 2.8(e) of the Credit Agreement, together with the resolutions required therein.
5.    REFERENCE TO THE CREDIT AGREEMENT.
(a)    Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Agreement shall be a Loan Document.
(b)    The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.
6.    GUARANTOR’S ACKNOWLEDGMENT. By signing below, each of the Guarantors that has executed the Guaranty (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Agreement, (b) acknowledges and agrees that (i) its obligations in respect of the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Agreement, or any of the provisions contemplated herein, and (ii) the Guarantied Obligations (as defined in the Guaranty) include the Commitment, as increased by this Agreement, (c) ratifies and confirms its obligations under the Guaranty and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, the Guaranty.

7.    COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
8.    EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Agreement, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
9.    GOVERNING LAW; BINDING EFFECT. This Agreement shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas (without reference to applicable rules of conflicts of Laws), provided that each party shall retain all rights arising under federal law. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.
10.    HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
11.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS MODIFIED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.
BG STAFFING, INC.

By:        /s/ L. Allen Baker, Jr.
Name:    L. Allen Baker, Jr.
Title:    President and Chief Executive Officer

ACKNOWLEDGED AND AGREED:
BG PERSONNEL, LP
By:    BG Staffing, LLC, its General Partner

By:    BG Staffing, Inc., its Sole Member

By:        /s/ L. Allen Baker, Jr.
L. Allen Baker, Jr.
President and Chief Executive Office
BG STAFFING, LLC

By:    BG Staffing, Inc., its Sole Member

By:        /s/ L. Allen Baker, Jr.
L. Allen Baker, Jr.
President and Chief Executive Officer

B G STAFF SERVICES, INC.

By:        /s/ L. Allen Baker, Jr.
L. Allen Baker, Jr.
President and Chief Executive Officer

BG FINANCE AND ACCOUNTING, INC.

By:        /s/ L. Allen Baker, Jr.
L. Allen Baker, Jr.
President and Chief Executive Officer

Signature Page to Commitment Increase Agreement

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:        /s/ Richard L. Rodgers
Name:        Richard L. Rodgers
Title:        EVP

Signature Page to Commitment Increase Agreement

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:        /s/ Richard L. Rodgers
Name:        Richard L. Rodgers
Title:        EVP

Signature Page to Commitment Increase Agreement

SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
TEXAS CAPITAL BANK, NATIONAL ASSOCIATION	$35,000,000.00	100.00%
Total	$35,000,000.00	100.00%

Schedule 2.1